As filed with the Securities and Exchange Commission on November 13, 2002

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
    Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2002

PLAYTEX PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-12620	51-0312772
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Nyala Farms Road, Westport, Connecticut 06880 (Address of principal executive offices)

Registrant’s telephone number, including area code (203) 341–4000

                                                   N/A
(Former name or former address, if changed since last report.)

Item 5.      Other Events and Regulation FD Disclosure.

On November 13, 2002, we issued a press release announcing that we will undertake a process to evaluate strategic alternatives for maximizing shareholder value.

Item 7.     Financial Statements and Exhibits

( c ) Exhibits

Exhibit Description

99.1 Press release of Playtex Products, Inc., dated November 13, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLAYTEX PRODUCTS, INC.

Date: November 13, 2002	By: /S/ GLENN A. FORBES Glenn A. Forbes Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)